UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2011

CORELOGIC, INC.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-13585	95-1068610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 First American Way, Santa Ana, California	92707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (714) 250-6400

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 19, 2011, CoreLogic, Inc., a Delaware corporation (the “Company”), entered into separate indemnification agreements (each, an “Indemnification Agreement”) with each of its directors and certain officers, namely J. David Chatham, Anand K. Nallathambi, Thomas C. O’Brien, D. Van Skilling, David F. Walker, Mary Lee Widener, James L. Balas, George S. Livermore, Barry M. Sando, and Stergios Theologides. The Company’s board of directors (the “Board”) had previously approved the form of indemnification agreement that was entered into with such individuals. The Board also authorized the Company to enter into, from time to time, additional indemnification agreements with future directors and certain officers of the Company.

Each Indemnification Agreement provides, among other things, for indemnification to the fullest extent permitted by the Company’s amended and restated certificate of incorporation, by-laws or applicable law against (i) all expenses, judgments, liabilities, fines, penalties and amounts paid in settlement relating to any proceeding, other than a proceeding by or in the right of the Company to procure a judgment in its favor, actually and reasonably incurred by indemnitee or on his or her behalf in connection with such proceeding if indemnitee acted in good faith and in a manner indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful, (ii) all expenses relating to any proceeding by or in the right of the Company to procure a judgment in its favor actually and reasonably incurred by indemnitee or on his or her behalf in connection with such proceeding if indemnitee acted in good faith and in a manner indemnitee reasonably believed to be in or not opposed to the best interests of the Company; provided that, if applicable law so provides, no indemnification for expenses shall be made in respect of any claim, issue or matter as to which indemnitee shall have been finally adjudged by a court to be liable to the Company, unless and only to the extent that the appropriate court shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, indemnitee is fairly and reasonably entitled to indemnification, and (iii) notwithstanding any other provisions of the Indemnification Agreement, all expenses actually and reasonably incurred by indemnitee or on his or her behalf in connection with a proceeding or defense, in whole or in part, to which the indemnitee is a party or participant and in which the indemnitee is successful. Each Indemnification Agreement provides for the advancement or payment of expenses to the indemnitee and for reimbursement to the Company of the amounts advanced (without interest) to the extent that it is ultimately determined that such indemnitee is not entitled to such indemnification by the Company.

The foregoing description of each Indemnification Agreement is not complete and is qualified in its entirety by reference to the full text of each Indemnification Agreement, the form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Designation of Principal Financial Officer

On May 19, 2011, James L. Balas, the Company’s Senior Vice President, Controller, was designated as the Company’s principal financial officer for Securities and Exchange Commission (“SEC”) reporting purposes pending the selection of a new Chief Financial Officer. Michael A. Rasic, Senior Vice President, Finance and Accounting, was previously designated as the Company’s principal financial officer. Information relating to Mr. Balas can be found in the Company’s Current Report on Form 8-K filed with the SEC on March 14, 2011, which is incorporated herein by reference.

CoreLogic, Inc. 2011 Performance Incentive Plan

At the Company’s 2011 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 19, 2011, the Company’s stockholders approved the CoreLogic, Inc. 2011 Performance Incentive Plan (the “Plan”). The Plan was adopted by the Board on March 23, 2011, subject to stockholder approval.

The purpose of the Plan is to promote the success of the Company and the interests of its stockholders by providing an additional means for the Company to attract, motivate, retain and reward directors, officers, employees and other eligible persons through the grant of awards and incentives for high levels of individual performance and improved financial performance of the Company. Equity-based awards are also intended to further align the interests of award recipients and the Company’s stockholders.

The Plan provides that, in addition to the number of shares of the Company’s common stock that remained available for award grants under the 2006 Incentive Compensation Plan (the “2006 Plan”) immediately prior to the Annual Meeting, 18,000,000 shares of the Company’s common stock are available for award grants, which results in a maximum of 18,058,630 shares initially available for award grants under the Plan. These shares are subject to the expiration, termination or cancellation of outstanding awards under the 2006 Plan, which will also be available for award grant purposes under the Plan.

Under the Plan, the Company continues to be able to grant stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in the Company’s common stock or units of the Company’s common stock, as well as cash bonus awards, to officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries.

A more detailed summary of the material terms and conditions of the Plan is set forth under the heading “Proposal 2. Approval of CoreLogic, Inc. 2011 Performance Incentive Plan” in the Company’s Proxy Statement filed with the SEC on April 18, 2011, which is incorporated herein by reference. The foregoing description of the Plan and the summary of the Plan included in the Company’s Proxy Statement are not complete and are qualified in their entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

The forms of Notice of Restricted Stock Unit Grant and Restricted Stock Unit Award Agreement evidencing the grant of restricted stock units to non-employee directors and employees under the Plan are attached hereto as Exhibits 10.3 and 10.4, respectively, and incorporated herein by reference. The form of Notice of Option Grant and Option Award Agreement evidencing the grant of options to employees under the Plan is attached hereto as Exhibit 10.5 and incorporated herein by reference. The form of Notice of Performance-Based Restricted Stock Unit Grant and Performance-Based Restricted Stock Unit Award Agreement evidencing the grant of performance-based restricted stock units to employees under the Plan is attached hereto as Exhibit 10.6 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting was held on May 19, 2011.

(b) The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

1.	The nominees for election to the Board were elected, each for a one-year term or until their successors are duly elected and qualified, based upon the following votes:

Directors	For	Against	Abstain	Broker Non-Vote
J. David Chatham	90,453,774	945,540	112,445	9,403,294
Anand K. Nallathambi	90,962,375	452,681	96,703	9,403,294
Thomas C. O’Brien	90,572,939	837,656	101,170	9,403,294
D. Van Skilling	90,389,583	999,256	122,920	9,403,294
David F. Walker	91,062,284	321,729	127,746	9,403,294
Mary Lee Widener	90,999,074	409,945	102,740	9,403,294

2.	The proposal to approve the Company’s 2011 Performance Incentive Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
79,326,734	11,660,478	524,547	9,403,294

3.	The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
89,333,390	1,604,345	574,024	9,403,294

4.	The proposal on the frequency of an advisory vote on the compensation of the Company’s named executive officers received the following votes:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Vote
79,693,309	385,333	10,886,973	546,144	9,403,294

See Item 5.07(d) below.

5.	The proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
100,341,232	369,946	203,875	0

(c) Not applicable.

(d) After considering the results set forth in item (b)(4) above, the Board determined that advisory votes on executive compensation will be submitted to stockholders on an annual basis until the next required advisory vote on the frequency of advisory votes on executive compensation.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Indemnification Agreement (Directors and Officers) ✓*

10.2	2011 Performance Incentive Plan (incorporated by reference herein from Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A as filed with the SEC on April 18, 2011)*

10.3	Form of Notice of Restricted Stock Unit Grant and Restricted Stock Unit Award Agreement (Non-Employee Director) ✓*

10.4	Form of Notice of Restricted Stock Unit Grant and Restricted Stock Unit Award Agreement (Employee) ✓*

10.5	Form of Notice of Option Grant and Option Award Agreement (Employee) ✓*

10.6	Form of Notice of Performance-Based Restricted Stock Unit Grant and Performance-Based Restricted Stock Unit Award Agreement (Employee) ✓*

✓	Included in this filing
*	Indicates a management contract or compensatory plan or arrangement in which any director or named executive officer participates

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CORELOGIC, INC.

Date: May 25, 2011	By:	/s/ STERGIOS THEOLOGIDES
	Name:	Stergios Theologides
	Title:	Senior Vice President, General Counsel and Secretary